Tax Receivables and Tax Payables	12 Months Ended
Dec. 31, 2022
Tax Receivables And Tax Payables [Abstract]
Tax Receivables and Tax Payables

23. Tax receivables and tax payables

The breakdown in the account is as follows:

	At December 31,	At December 31,
	2022	2021
	(EUR thousand)
Tax Receivables	21,018	25,063
Tax Payables	(41,655)	(19,440)

Tax receivables amount slightly decrease compared to the previous year mainly due to mainly due the offset of Patent Box regime tax receivables against the corporate income tax payable and further offset of the tax receivable in Brazil.

Tax liabilities significant increase compared to 2021, mainly due to increased corporate income tax liabilities, resulting from the significant increase of the Italian entities' taxable income.